UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   February 9, 2005

                             Home Financial Bancorp
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             (Exact Name of Registrant as Specified in Its Charter)

            Indiana                        0-28510                35-1975585
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

          279 East Morgan Street, Spencer, Indiana                    47460
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (812) 829-2095
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02 Results of Operations and Financial Condition.

     On February 9, 2005, Home Financial Bancorp issued a press release reporting its results of operations and financial condition for the quarter ended December 31, 2004.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.





Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

                   Exhibit No.                   Description
                       99.1               Press Release issued February 9, 2005





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  February 9, 2005             Home Financial Bancorp

                                    By: /s/ Kurt D. Rosenberger
                                        ----------------------------------------
                                        Kurt D. Rosenberger
                                        President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number                         Exhibit Description

99.1                                   Press Release issued February 9, 2005